                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

OFFERING INVESTORS THE OPPORTUNITY FOR MAXIMUM CURRENT RETURN
FROM A PORTFOLIO OF U.S. GOVERNMENT SECURITIES

KEMPER
U.S. MORTGAGE FUND

              "... After the outsized moves of the last 18 months,
               we're returning to a more normal atmosphere. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO STATISTICS
8
PORTFOLIO OF INVESTMENTS
9
FINANCIAL STATEMENTS
11
NOTES TO FINANCIAL
STATEMENTS
15
FINANCIAL HIGHLIGHTS
17
SHAREHOLDERS' MEETING


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                         0.79
CLASS B                                         0.31
CLASS C                                         0.41
LIPPER U.S. MORTGAGE FUNDS CATEGORY AVERAGE*    0.71
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                  AS OF     AS OF
                                 3/31/99   9/30/98
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
CLASS A                           $6.98     $7.15
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
CLASS B                           $6.97     $7.14
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
CLASS C                           $6.98     $7.15
--------------------------------------------------------------------------------

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
RANKINGS AS OF 3/31/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER
U.S. MORTGAGE FUNDS CATEGORY

             CLASS A            CLASS B                 CLASS C
--------------------------------------------------------------------------------
1-YEAR       #16 of 67 funds    #52 of 67 funds         #43 of 67 funds
--------------------------------------------------------------------------------
5-YEAR       #18 of 50 funds    #39 of 50 funds              N/A
--------------------------------------------------------------------------------
10-YEAR           N/A           #14 of 15 funds              N/A

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MARCH 31, 1999.

                       CLASS A  CLASS B  CLASS C
--------------------------------------------------------------------------------
SIX-MONTH INCOME:      $0.2250  $0.1915  $0.1985
--------------------------------------------------------------------------------
MARCH DIVIDEND:        $0.0375  $0.0320  $0.0332
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE+:     6.45%    5.51%    5.71%
--------------------------------------------------------------------------------
SEC YIELD+:             5.30%    4.32%    4.71%
--------------------------------------------------------------------------------

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON MARCH 31, 1999. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED MARCH 31, 1999, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR INCOME FUNDS STYLE BOX
--------------------------------------------------------------------------------
[Morningstar Income Style Box]

SOURCE: Data provided by Morningstar, Inc., Chicago, IL 312-696-6000. The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio. THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER U.S. MORTGAGE FUND IN THE INTERMEDIATE GOVERNMENT CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5.00 percent to 5.50 percent is 50 basis points.

GROSS DOMESTIC PRODUCT (GDP) The market value of goods and services produced by a country during a specified period. It acts as a useful gauge when measuring the strength of an economy, especially when comparing different time periods.

DURATION A measure of the interest rate sensitivity of a fixed income investment or portfolio. The longer the duration, the greater the portfolio's sensitivity to interest rate fluctuations.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and represents the aggregate percentage or dollar value change over the period.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Throughout April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. But those gains don't tell the whole story -- investors in the first four months of the year have endured significant volatility. What drove the climb to 11,000 and what, at the same time, has led to investor anxiety?

  Driving the market, in part, was consumer confidence. In the first quarter of 1999, consumer spending surged 6.7 percent -- the largest rise in 11 years. The market's rise seems to have buoyed consumer confidence, which rose for the sixth consecutive month in April. And, the resilience of the economy has bolstered more optimistic expectations for the next six months.

  Inspiring consumer confidence also were the lowest levels of inflation in a generation. As measured by the consumer price index (CPI), inflation has been between 1 1/2 and 2 percent, compared to approximately 4 percent in the beginning of the 1990s and 10-12 percent in the beginning of the 1980s. Still, inflation worries have been seeping into the market. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks as if it will remain low at about 2 percent this year.

  Also contributing to consumer confidence, short-term and long-term interest rates remained low over the first quarter, and can be expected to remain so. Today's Fed policy is reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. Consequently, we expect no changes in short-term interest rates during May and June, and there's only a small chance that the Fed will raise interest rates in the second half of the year. Moreover, the federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially from households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  Such a positive environment is exactly what poses risk for investors, and is key to understanding recent volatility in the market. A stronger economy has the potential to feed inflation fears and drive up interest rates. Events on April 30 illustrated the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. The steady stream of positive economy's news prompted a sell-off in the markets based on fears that the strong pace of economic growth will eventually lead to higher inflation. The benchmark 30-year Treasury bond fell nearly 2 points (close to $20 for a bond with a $1,000 face amount) as the yield shot up to 5.657 percent. It was the biggest one-day plunge in bonds in two months. Bonds, in turn, pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggested continued growth as we moved into the second quarter of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy in the past three or four years. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices were rising as the economy was growing, the Fed would most likely raise short-term interest rates, which would change the financial market outlook. But again, that isn't happening right now.

  However, we do see some vulnerability. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which will most likely lead to the central bank lowering interest rates in order to boost domestic spending. In many countries in Europe, there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgages are reduced and homeowners

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF MARCH 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

spend money elsewhere. This has a huge impact on consumer spending, and will help European equities in the long term. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.
  But don't forget that international crises have the potential to affect the U.S. markets drastically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates.
  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation -- these are particularly older investors who are accustomed to inflation accompanying growth. But we currently just don't see the pressure toward inflation at all, so there's no reason to want a slowdown. The best approach now, as in any market, is to diversify and invest for the long term.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF MAY 5, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS ALSO A PORTFOLIO MANAGER OF KEMPER U.S. MORTGAGE FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE LAST SIX MONTHS, THE U.S. GOVERNMENT BOND MARKET EXPERIENCED A TRANSITION AS INVESTORS ALTERED THE "FLIGHT-TO-QUALITY" MENTALITY THAT HAD PUSHED BOND YIELDS DOWN TO HISTORICALLY LOW LEVELS. IN THIS REPORT, RICHARD VANDENBERG DISCUSSES HOW THIS CHANGE IMPACTED THE MARKET AND HOW THE FUND WAS POSITIONED TO RESPOND.

Q     HOW DID THE GOVERNMENT BOND MARKET PERFORM DURING THE FIRST SIX MONTHS OF
THE FISCAL YEAR?

A     The period from October 1998 to March 1999 can probably best be described as a return to normalcy in the market, albeit a bumpy one. The returns investors received varied substantially by instrument and by maturity. Mortgages tended to outperform Treasuries, and the long end of the market was fairly volatile.

  If you recall, 30-year Treasury bond yields in October were at or near all-time lows. The reason was a "flight-to-quality" as investors worldwide, anxious about the health of foreign economies, rushed to the safe haven of U.S. Treasuries. Demand pushed yields dramatically lower on longer-maturity instruments. Essentially, this was a culmination of an 18-month long preoccupation with global economies that overshadowed the usual emphasis on economic conditions at home.

  As the fiscal year began in October, that mentality changed. To show America's commitment to supporting economies worldwide, the Federal Reserve cut interest rates twice in October. While this helped support global markets, investors began to wonder if the cuts might spur strong growth and renewed inflation in the U.S. long-term government bond yields responded with a sharp jump in October, rising nearly 50 basis points from October 5 (4.72 percent) to October 23 (5.18 percent). From that point through February, the market was caught in a tug-of-war as investors tried to determine the extent of weakness in global economies and strength in the American economy, and how each would affect the other. This uncertainty culminated in early March, when 30-Year Treasury yields hit 5.70 percent, almost a 100 basis point move from their October low.

  In March, we finally started to get answers to some of those nagging questions. Asia began showing signs of recovery, and the Japanese appeared serious about stimulating their economy. Potential problems in Latin America, especially Brazil, now look as if they are under control and won't hurt the U.S. economy as much as some people feared. And in America, the economy is rolling along with 4.50 percent-5.00 percent GDP growth in the first quarter with no signs of a substantive increase in inflation. So, after the outsized moves of the last 18 months, we're returning to a more normal atmosphere, with yields fluctuating in a narrow range.

Q     HOW DID YOU POSITION THE FUND DURING THIS UNCERTAIN PERIOD?

A     Even though the market was volatile and there was a lot of anxiety among investors, in October we were reasonably certain of one thing: that rates wouldn't go much lower. Therefore, for most of the six-month period we kept the duration of the fund neutral and worked

PERFORMANCE UPDATE


to add performance by maintaining an overweight in mortgage-backed securities. In part, we bought mortgages because, in an environment of steady or rising interest rates, mortgages generally outperform Treasuries due to the yield advantage they offer. Also, after the substantial rally in Treasuries that took place last summer, mortgages offered excellent value. This strategy worked well since mortgages outperformed Treasuries for the majority of the six-month period.
  We also adjusted the coupons of the mortgages we bought as market conditions changed. The goal was to keep the fund concentrated in mortgages that offered the best trade-off of risk and return given the market's psychology. Because the market has been so volatile, we were somewhat defensive by moving down in coupons. While this meant giving up a little bit in income, it also meant we were able to provide a relatively attractive total return in a fast-changing environment.
  For example, the fund remains in the top 25 percent for the 1-year period of U.S. Mortgage Funds tracked by Lipper Analytical Services. For the 1-year period ended March 31, 1999 for Class A shares, the fund ranked #16 of 67 funds. (See page one for more information.)
  For various reasons, we don't think rates will rise much from here. Therefore, we continue to maintain a higher than normal allocation to mortgages, particularly GNMAs. We also lengthened our duration slightly versus our peer group, which should enhance the fund's total return if we're correct in our interest rate expectations.

Q     YOU'VE SAID YOU DON'T EXPECT RATES TO GO UP MUCH FROM HERE. WHY?

A     There are several reasons. First, there's been a lot of talk about the strength of the economy and the big first quarter GDP number, but we feel a large part of that was the traditional first quarter spending of tax refunds. The average refund was far more than last year and we think the consumer has put that to work already. We believe it's unlikely that this pace of growth will continue into the summer.

  Longer term, the U.S. government's fiscal surplus is starting to be felt. The supply of new Treasury offerings will be relatively light, which should help raise prices and lower yields.

  And finally, the market is now starting to stabilize and appears to offer good value. Inflation has been very tame. An increase in oil prices caused some concern at the end of March, but the market was able to absorb it. With investors able to reap about 6 percent on intermediate-maturity AAA-rated mortgages and inflation lodged near 3 percent, fixed income investors are getting a nice return on their investment and we would expect the stability to continue.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                    ON 3/31/99              ON 9/30/98
--------------------------------------------------------------------------------
MORTGAGED-BACKED
 GNMA                                   72%                     81%
--------------------------------------------------------------------------------
 OTHER                                  17                      10
--------------------------------------------------------------------------------
LONG-TERM GOVERNMENT SECURITIES          9                       7
--------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT
SECURITIES                               2                       2
--------------------------------------------------------------------------------
                                       100%                    100%

                                    [PIE CHART]              [PIE CHART]
                                    ON 3/31/99               ON 9/30/98
YEARS TO MATURITY

--------------------------------------------------------------------------------
                                    ON 3/31/99               ON 9/30/98
--------------------------------------------------------------------------------
LESS THAN 5                            24%                       59%
--------------------------------------------------------------------------------
5-10 YEARS                             64                        35
--------------------------------------------------------------------------------
11-20 YEARS                            12                         1
--------------------------------------------------------------------------------
21 + YEARS                             --                         5
--------------------------------------------------------------------------------
                                      100%                      100%

                                    [PIE CHART]              [PIE CHART]
                                    ON 3/31/99               ON 9/30/98

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                    ON 3/31/99               ON 9/30/98
--------------------------------------------------------------------------------
AVERAGE MATURITY                    6.8 years                5.2 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. MORTGAGE FUND

Portfolio of Investments at March 31, 1999 (unaudited)
(Dollars in thousands)

-----------------------------------------------------------------------------------------------------------------------
                                                                            COUPON                PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS                   TYPE                       RATE    MATURITY     AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
    GOVERNMENT NATIONAL
    MORTGAGE ASSOCIATION - 71.6%
    (Cost: $1,432,135)
                                                  Pass-through
                                                  certificates               6.00%   2023-2029   $ 61,326    $   59,579
                                                                             6.50    2022-2029    481,664       480,107
                                                                             7.00    2012-2029    496,621       504,133
                                                                             7.50    2011-2029    164,894       170,179
                                                                             8.00    2008-2027    157,072       164,135
                                                                             8.50    2017-2027      9,634        10,183
                                                                             9.00    2008-2028     53,166        56,982
                                                                             9.50    2009-2023     22,717        24,477
                                                                            10.00    2016-2021      2,551         2,809
                                                                            10.50    2019-2021      3,445         3,797
                                                                            11.00    2019             139           152
                                                  ---------------------------------------------------------------------
                                                                                                              1,476,533
-----------------------------------------------------------------------------------------------------------------------
    FEDERAL HOME LOAN
    MORTGAGE CORPORATION - 11.8%
    (Cost: $245,123)
                                                  Pass-through
                                                  certificates               6.00    2028          34,529        33,580
                                                                             6.50    2029          40,000        39,831
                                                                             7.00    2028-2029     33,901        34,404
                                                                             7.50    2012-2029     89,892        92,450
                                                                             8.00    2017             501           522
                                                                             8.50    2016-2028     26,154        27,470
                                                                             9.50    2020          15,221        16,255
                                                  ---------------------------------------------------------------------
                                                                                                                244,512
-----------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY
    SECURITIES - 11.0%
    (Cost: $228,853)
                                                  Bonds                     10.75    2003          35,270        42,111
                                                                            10.375   2012          40,500        53,422
                                                                            12.50    2014          33,300        50,959
                                                                            11.25    2015          21,355        33,287
                                                                             7.50    2016          33,500        39,337
                                                                             8.125   2021           5,455         6,934
                                                  ---------------------------------------------------------------------
                                                                                                                226,050
-----------------------------------------------------------------------------------------------------------------------
    FEDERAL NATIONAL
    MORTGAGE ASSOCIATION - 5.6%
    (Cost: $116,155)
                                                  Pass-through
                                                  certificates               5.50    2028-2029     38,341        36,214
                                                                             6.00    2029          35,996        34,973
                                                                             6.50    2026-2029        426           424
                                                                             8.00    2024           3,821         3,972
                                                                             9.00    2016-2025     38,139        40,332
                                                                            11.50    2018             252           276
                                                  ---------------------------------------------------------------------
                                                                                                                116,191
                                                  ---------------------------------------------------------------------
                                                  TOTAL INVESTMENT PORTFOLIO--100%
                                                  (Cost: $2,022,266)                                         $2,063,286
                                                  ---------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $2,022,266,000 for federal income tax purposes at March 31, 1999, the gross unrealized appreciation was $48,970,000, the gross unrealized depreciation was $7,950,000 and the net unrealized appreciation on investments was $41,020,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999 (unaudited)
(IN THOUSANDS)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,022,266)                                              $2,063,286
--------------------------------------------------------------------------
Cash                                                                   497
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  41,246
--------------------------------------------------------------------------
  Fund shares sold                                                     165
--------------------------------------------------------------------------
  Interest                                                          14,789
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,119,983
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                            110,931
--------------------------------------------------------------------------
  Fund shares redeemed                                               1,098
--------------------------------------------------------------------------
  Management fee                                                       728
--------------------------------------------------------------------------
  Distribution services fee                                            141
--------------------------------------------------------------------------
  Administrative services fee                                          369
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               805
--------------------------------------------------------------------------
  Trustees' fees and others                                            190
--------------------------------------------------------------------------
    Total liabilities                                              114,262
--------------------------------------------------------------------------
NET ASSETS                                                      $2,005,721
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------
Paid-in capital                                                 $2,568,374
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (603,609)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                          40,956
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $2,005,721
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share ($1,764,674
  / 252,974 shares outstanding)                                      $6.98
--------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  4.71% of net asset value or 4.50% of offering price)               $7.31
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($237,114 /
  34,009 shares outstanding)                                         $6.97
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($3,933 / 564
  shares outstanding)                                                $6.98
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended March 31, 1999 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
NET INVESTMENT INCOME
------------------------------------------------------------------------
Interest income                                                 $ 71,864
------------------------------------------------------------------------
Expenses:
  Management fee                                                   5,218
------------------------------------------------------------------------
  Distribution services fee                                        1,105
------------------------------------------------------------------------
  Administrative services fee                                      2,459
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           2,357
------------------------------------------------------------------------
  Professional fees                                                   43
------------------------------------------------------------------------
  Reports to shareholders                                            217
------------------------------------------------------------------------
  Trustees' fees and other                                            56
------------------------------------------------------------------------
    Total expenses                                                11,455
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             60,409
------------------------------------------------------------------------
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------
  Net realized gain on sales of investments                        5,848
------------------------------------------------------------------------
  Net realized gain from futures transactions                      5,353
------------------------------------------------------------------------
    Net realized gain                                             11,201
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           (57,178)
------------------------------------------------------------------------
Net loss on investments                                          (45,977)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 14,432
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended March 31, 1999 (unaudited) and for the year ended September 30, 1998

(IN THOUSANDS)

                                                                   1999                 1998
-----------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment income                                         $   60,409              144,491
-----------------------------------------------------------------------------------------------
  Net realized gain                                                 11,201               53,220
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            (57,178)              (5,231)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                14,432              192,480
-----------------------------------------------------------------------------------------------
Distribution from net investment income                            (65,075)            (148,396)
-----------------------------------------------------------------------------------------------
Net decrease from capital share transactions                      (127,811)            (357,734)
-----------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (178,454)            (313,650)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------
Beginning of period                                              2,184,175            2,497,825
-----------------------------------------------------------------------------------------------
END OF PERIOD                                                   $2,005,721            2,184,175
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper U.S. Mortgage Fund (the fund) is a separate series of Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 1999) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. An exchange-traded options contract on securities, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the calculated mean. Lacking any calculated mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time the fund enters into this type of transaction it is required to

NOTES TO FINANCIAL STATEMENTS

                             segregate cash or other liquid assets equal to the value of the securities purchased.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 1998, the fund had a tax basis net loss carryforward of approximately $612,745,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 2000 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $5,218,000 for the six months ended March 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended March 31, 1999 are $17,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended March 31, 1999 are $1,295,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with

NOTES TO FINANCIAL STATEMENTS

                             'financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended March 31, 1999 are $2,459,000, of which $15,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $1,561,000 for the six months ended March 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended March 31, 1999, the fund made no direct payments to its officers and incurred trustees' fees of $20,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1999, investment
                             transactions (excluding short-term instruments are as follows (in thousands):

                             Purchases                                $1,603,109

                             Proceeds from sales                       1,749,568

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                            SIX MONTHS ENDED                 YEAR ENDED
                                                             MARCH 31, 1999              SEPTEMBER 30, 1998
                                                         -----------------------       -----------------------
                                                         SHARES         AMOUNT         SHARES         AMOUNT
                             ---------------------------------------------------------------------------------
                             SHARES SOLD
                             ---------------------------------------------------------------------------------
                              Class A                      2,245       $  15,903         4,079       $  25,320
                             ---------------------------------------------------------------------------------
                              Class B                      1,607          11,320         4,837          33,684
                             ---------------------------------------------------------------------------------
                              Class C                         82             581           222           1,553
                             ---------------------------------------------------------------------------------
                             ---------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             ---------------------------------------------------------------------------------
                              Class A                      4,844          34,063         9,729          68,880
                             ---------------------------------------------------------------------------------
                              Class B                        792           5,564         2,592          18,428
                             ---------------------------------------------------------------------------------
                              Class C                         10              69            12             106
                             ---------------------------------------------------------------------------------
                             ---------------------------------------------------------------------------------
                              SHARES REDEEMED
                             ---------------------------------------------------------------------------------
                              Class A                    (21,305)       (150,261)      (53,052)       (374,209)
                             ---------------------------------------------------------------------------------
                              Class B                     (6,330)        (44,603)      (19,074)       (130,852)
                             ---------------------------------------------------------------------------------
                              Class C                        (63)           (447)          (91)           (644)
                             ---------------------------------------------------------------------------------
                             ---------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                             ---------------------------------------------------------------------------------
                              Class A                     13,628          96,033        39,860         281,271
                             ---------------------------------------------------------------------------------
                              Class B                    (13,638)        (96,033)      (39,907)       (281,271)
                             ---------------------------------------------------------------------------------
                              NET DECREASE FROM
                              CAPITAL SHARE TRANSACTIONS               $(127,811)                    $(357,734)
                             ---------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, payments are made on a daily basis between the fund and the broker as the market value of the futures contract fluctuates and are recorded for financial reporting purposes as unrealized gains or losses by the fund. At March 31, 1999, the market value of assets pledged by the fund to cover margin requirements for open futures positions was $3,866,000. The fund also had liquid securities in its portfolio in excess of the face amount of the following short futures positions open at March 31, 1999 (in thousands):

                                                                                                  UNREALIZED
                                                                FACE           EXPIRATION         GAIN/(LOSS)
                                          TYPE                 AMOUNT            MONTH            AT 3/31/99
                             --------------------------------------------------------------------------------
                              U.S. Treasury Notes              $68,297          June '99             $  38
                             --------------------------------------------------------------------------------
                              U.S. Treasury Bonds               65,465          June '99              (102)
                             --------------------------------------------------------------------------------
                                 TOTAL                                                               $ (64)
                             --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------------------------
                                                                      CLASS A
                                           -------------------------------------------------------------
                                           SIX MONTHS        YEAR ENDED        TWO MONTHS
                                              ENDED        SEPTEMBER 30,          ENDED       YEAR ENDED
                                            MARCH 31,    ------------------   SEPTEMBER 30,    JULY 31,
                                              1999       1998   1997   1996       1995           1995
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $7.15      7.01   6.91   7.13       7.06           6.96
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .21       .44    .52    .49        .08            .53
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.15)      .17    .10   (.19)       .08            .09
--------------------------------------------------------------------------------------------------------
Total from investment operations                .06       .61    .62    .30        .16            .62
--------------------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                        .23       .47    .52    .52        .09            .52
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                $6.98      7.15   7.01   6.91       7.13           7.06
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   .79%     8.99   9.26   4.28       2.23           9.48
--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------
Expenses                                        .97%      .97    .96    .97        .94            .89
--------------------------------------------------------------------------------------------------------
Net investment income                          5.00%     6.46   7.23   6.98       6.87           7.77
--------------------------------------------------------------------------------------------------------

                                           -------------------------------------------------------------
                                                                      CLASS B
                                           -------------------------------------------------------------
                                           SIX MONTHS        YEAR ENDED        TWO MONTHS
                                              ENDED        SEPTEMBER 30,          ENDED       YEAR ENDED
                                            MARCH 31,    ------------------   SEPTEMBER 30,    JULY 31,
                                              1999       1998   1997   1996       1995           1995
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $7.14      7.00   6.91   7.12       7.05           6.96
--------------------------------------------------------------------------------------------------------
Income from investment operations Net
  investment income                             .18       .40    .45    .44        .07            .47
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.16)      .14    .10   (.19)       .08            .09
--------------------------------------------------------------------------------------------------------
Total from investment operations                .02       .54    .55    .25        .15            .56
--------------------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                        .19       .40    .46    .46        .08            .47
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                $6.97      7.14   7.00   6.91       7.12           7.05
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   .31%     8.00   8.17   3.54       2.09           8.44
--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------
Expenses                                       1.87%     1.19   1.83   1.80       1.79           1.75
--------------------------------------------------------------------------------------------------------
Net investment income                          4.10%     5.52   6.36   6.15       6.02           6.91
--------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------------------------------------
                                                                      CLASS C
                                           -------------------------------------------------------------------------
                                           SIX MONTHS        YEAR ENDED        TWO MONTHS
                                              ENDED        SEPTEMBER 30,          ENDED       YEAR ENDED
                                            MARCH 31,    ------------------   SEPTEMBER 30,    JULY 31,
                                              1999       1998   1997   1996       1995           1995
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $7.15      7.00   6.90   7.12       7.05           6.95
--------------------------------------------------------------------------------------------------------------------
Income from investment operations: Net
  investment income                             .18       .40    .46    .43        .07            .48
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.15)      .16    .10   (.19)       .08            .09
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                .03       .56    .56    .24        .15            .57
--------------------------------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                        .20       .41    .46    .46        .08            .47
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $6.98      7.15   7.00   6.90       7.12           7.05
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   .41%     8.30   8.45   3.47       2.10           8.65
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Expenses                                       1.67%     1.73   1.71   1.72       1.69           1.71
--------------------------------------------------------------------------------------------------------------------
Net investment income                          4.30%     5.70   6.48   6.23       6.12           6.95
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS                                        TWO MONTHS
                                           ENDED          YEAR ENDED SEPTEMBER 30,            ENDED       YEAR ENDED
                                         MARCH 31,    ---------------------------------   SEPTEMBER 30,    JULY 31,
                                            1999        1998        1997        1996          1995           1995
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $2,005,721   2,184,175   2,497,825   2,960,135     3,493,052     3,528,329
--------------------------------------------------------------------------------------------------------------------
Portfolio of turnover rate (annualized)        146%         172         235         391           249           573
--------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended September 30, 1998. Data for the period ended March 31, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper U.S. Mortgage Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirement as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

          For       Against     Abstain
      174,957,304  3,553,218   8,886,971

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                          Broker
      For       Against     Abstain     Non-Votes
  127,671,102  8,423,624   14,177,965   37,124,802

Investment policies

                                          Broker
      For       Against     Abstain     Non-Votes
  127,649,534  8,437,530   14,185,627   37,124,802

Diversification

                                          Broker
      For       Against     Abstain     Non-Votes
  127,802,752  8,284,312   14,185,627   37,124,802

Borrowing

                                          Broker
      For       Against     Abstain     Non-Votes
  127,593,996  8,498,343   14,180,352   37,124,802

Senior securities

                                          Broker
      For       Against     Abstain     Non-Votes
  127,800,323  8,292,016   14,180,352   37,124,802

Concentration

                                          Broker
      For       Against     Abstain     Non-Votes
  127,806,227  8,280,837   14,185,627   37,124,802

Underwriting of securities

                                          Broker
      For       Against     Abstain     Non-Votes
  127,823,803  8,263,261   14,185,627   37,124,802

Investment in real estate

                                          Broker
      For       Against     Abstain     Non-Votes
  127,670,771  8,421,568   14,180,352   37,124,802

Purchase of commodities

                                          Broker
      For       Against     Abstain     Non-Votes
  127,535,040  8,552,024   14,185,627   37,124,802

Lending

                                          Broker
      For       Against     Abstain     Non-Votes
  127,641,841  8,445,223   14,185,627   37,124,802

Margin purchases and short sales

                                          Broker
      For       Against     Abstain     Non-Votes
  127,337,269  8,749,795   14,185,627   37,124,802

Purchases of securities of related issuers

                                          Broker
      For       Against     Abstain     Non-Votes
  127,686,248  8,400,816   14,185,627   37,124,802

Restricted and illiquid securities

                                          Broker
      For       Against     Abstain     Non-Votes
  127,481,948  8,605,116   14,185,627   37,124,802

Purchases of securities

                                          Broker
      For       Against     Abstain     Non-Votes
  127,716,024  8,371,040   14,185,627   37,124,802

Purchases of options and warrants

                                          Broker
      For       Against     Abstain     Non-Votes
  127,544,875  8,542,189   14,185,627   37,124,802

Investment for the purpose of exercising control or management

                                          Broker
      For       Against     Abstain     Non-Votes
  127,608,020  8,484,318   14,180,352   37,124,802

SHAREHOLDERS' MEETING

Investment in mineral exploration

                                          Broker
      For       Against     Abstain     Non-Votes
  127,256,612  8,835,727   14,180,352   37,124,802

Investment in issuers with short histories

                                          Broker
      For       Against     Abstain     Non-Votes
  127,150,639  8,936,425   14,185,627   37,124,802

Investment in other investment companies

                                          Broker
      For       Against     Abstain     Non-Votes
  127,541,740  8,545,324   14,185,627   37,124,802

Investment other than in accordance with objectives and policies

                                          Broker
      For       Against     Abstain     Non-Votes
  126,959,067  9,127,997   14,185,627   37,124,802

NOTES

TRUSTEES AND OFFICERS


TRUSTEES                          OFFICERS
DANIEL PIERCE                     MARK S. CASADY                    RICHARD L. VANDENBERG
Chairman and Trustee              President                         Vice President
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President                    Assistant Secretary
                                  and Secretary
DONALD L. DUNAWAY                                                   CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
ROBERT B. HOFFMAN                                                   ELIZABETH C. WERTH
Trustee                           ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
DONALD R. JONES                                                     BRENDA LYONS
Trustee                           ROBERT C. PECK, JR.               Assistant Treasurer
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        KATHRYN L. QUIRK
                                  Vice President
SHIRLEY D. PETERSEN
Trustee                           FRANK J. RACHWALSKI, JR.
                                  Vice President
WILLIAM P. SOMMERS
Trustee                           LINDA J. WONDRACK
                                  Vice President

----------------------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
----------------------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
----------------------------------------------------------------------------------------------
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
                                      INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
----------------------------------------------------------------------------------------------
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
UNDERWRITERS                          222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed in the U.S.A. on recycled paper.

This report is not to be distributed unless preceded or accompanied by a Kemper Fixed Income
Fund prospectus.

KUSMF - 3 (5/21/99) 1074040